UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2007

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary         412-553-4707

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 9, 2007, Alcoa Inc. held its fourth quarter 2006 earnings conference call, broadcast live by webcast. A transcript of the call and a copy of the slides presented during the call are attached hereto as Exhibits 99.1 and 99.2, respectively, and are hereby incorporated by reference.

* * * * *

The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished in accordance with the provisions of General Instruction B.2 of Form 8-K.

Forward-Looking Statements

Certain statements in the transcript and slides attached hereto relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements also include those containing such words as “anticipates,” “believes,” “estimates,” “expects,” “hopes,” “targets,” “should,” “will,” “will likely result,” “forecast,” “outlook,” “projects” or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Alcoa to be different from those expressed or implied in the forward-looking statements. Alcoa disclaims any intention or obligation, other than as required by law, to update or revise any forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include: (a) material adverse changes in global economic or aluminum industry conditions generally, including global supply and demand conditions and prices for primary aluminum, alumina and other products; (b) material adverse changes in the markets served by Alcoa, including the transportation, building, construction, distribution, packaging, industrial gas turbine and other markets; (c) Alcoa’s inability to achieve the level of cost savings, productivity improvements or earnings growth anticipated by management, whether due to significant increases in energy, raw materials or employee benefit costs, labor disputes or other factors; (d) Alcoa’s inability to realize the full extent of the expected savings or benefits from its restructuring activities, to complete such activities in accordance with its planned timetable, or to assure that subsequent refinements or developments in its plans do not cause the actual charges to exceed the estimated charges; (e) changes in laws, governmental regulations or policies, currency exchange rates or competitive factors in the countries in which Alcoa operates; (f) significant legal proceedings or investigations adverse to Alcoa, including environmental, product liability, safety and health and other claims; and (g) the other risk factors summarized in Alcoa’s Form 10-K for the year ended December 31, 2005, Forms 10-Q for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 and other reports filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following are furnished as exhibits to this report:

99.1	Transcript of Alcoa Inc. fourth quarter 2006 earnings call.

99.2	Slides presented during Alcoa Inc. fourth quarter 2006 earnings call.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ Lawrence R. Purtell
Lawrence R. Purtell Executive Vice President and General Counsel

Dated: January 12, 2007

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of Alcoa Inc. fourth quarter 2006 earnings call.

99.2	Slides presented during Alcoa Inc. fourth quarter 2006 earnings call.

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